                               FRANKLIN COVEY CO.

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

This form, or a form substantially equivalent to this form, must be used to accept the offer, if you desire to tender your shares and (1) certificates for your shares cannot be delivered to the Depositary (as defined below) prior to the Expiration Date (as defined below); or (2) the procedure for book-entry transfer (set forth in the Offer to Purchase) cannot be completed on a timely basis; or (3) the Letter of Transmittal and all other required documents cannot be delivered to the Depositary prior to the Expiration Date. The offer is set forth in the Offer to Purchase, dated November 26, 2001, and the related Letter of Transmittal which, as amended from time to time, together constitute the offer by Franklin Covey Co., a Utah corporation, to purchase up to 7,333,333 shares of its common stock, par value $.05 per share, at $6.00 per share, payable to the seller in cash, without interest, upon the terms and subject to the conditions contained in the Offer to Purchase.

The offer will expire at Midnight, Eastern time, on Friday, December 21, 2001, unless the date on which the offer is to expire is extended (such date, as it may be extended, the "Expiration Date"). As described in the Offer to Purchase, if you desire to tender your shares and (1) certificates for your shares cannot be delivered to the Depositary (as defined below) prior to the Expiration Date;
or (2) the procedure for book-entry transfer (set forth in the Offer to Purchase) cannot be completed on a timely basis; or (3) the Letter of Transmittal and all other required documents cannot be delivered to the Depositary prior to the Expiration Date, you may tender your shares by following the procedures described in the Offer to Purchase, including completion of this Notice of Guaranteed Delivery. See the Offer to Purchase.


IF TENDER IS NOT BEING MADE IN THE METHOD SET FORTH ABOVE, THEN THIS FORM NEED
                               NOT BE COMPLETED.

                        THE DEPOSITARY FOR THE OFFER IS:

                         ALPINE FIDUCIARY SERVICES, INC.
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
                  BY MAIL:                            BY FACSIMILE TRANSMISSION                            BY HAND:
                                                  (FOR ELIGIBLE INSTITUTIONS ONLY):
      Alpine Fiduciary Services, Inc.                                                            17 State Street - 28th Floor
  c/o Georgeson Shareholder Communications                  (201) 460-2889                            New York, NY 10004
                    Inc.                                                                              Attn: Mark Zimkind
               P.O. Box 2065                        CONFIRM FACSIMILE TRANSMISSION
            South Hackensack, NJ                            BY TELEPHONE:
                                   07606-9974
                                                            (201) 896-5648


                                                        BY OVERNIGHT COURIER:

                                                          111 Commerce Road
                                                         Carlstadt, NJ 07072
                                                         Attn: Reorg. Department

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO FRANKLIN COVEY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERIES TO THE DEPOSITARY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS TO THE LETTER OF TRANSMITTAL, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.


Ladies and Gentlemen:

The undersigned hereby tenders to Franklin Covey Co., a Utah corporation (the
"Company") at $6.00 per share, and upon the terms and subject to the conditions described in the Offer to Purchase and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares specified below pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.

--------------------------------------------------------------------------------
                                    ODD LOTS

         To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares.
The undersigned either (check one box):

[ ] is the beneficial or record owner of fewer than 100 shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
(a) is tendering for the beneficial owner(s) of shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TENDER OF COMMON STOCK ISSUABLE UPON CONVERSION OF SERIES A PREFERRED STOCK

[ ] By checking this box, the undersigned hereby irrevocably elects to convert the number of shares of Series A Preferred Stock of the Company indicated below at the conversion rate set forth in the designation of the Series A Preferred
Stock. (Complete the remainder of this Notice of Guaranteed Delivery and the Letter of Transmittal with respect to the shares of common stock issuable upon the conversion of such shares of Series A Preferred Stock. Include with the Letter of Transmittal the certificates representing the shares of Series A
Preferred Stock to be converted.)

Number of shares of Series A Preferred Stock to be converted:
                                                             ----------------

--------------------------------------------------------------------------------

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

Number of Shares:                                 Name(s):

---------------------------------------------     ----------------------------------------------

---------------------------------------------     ----------------------------------------------
                                                  (PLEASE PRINT)
Certificate Nos:  (if available)
---------------------------------------------     Address(es):

                                                  ----------------------------------------------

                                                  ----------------------------------------------
[  ] Check here if shares will be tendered by    (INCLUDING ZIP CODE)
     book-entry transfer and complete the
     following:
                                                  Area Code and Tel. No.
Name of Tendering Institution:
                                                  ----------------------------------------------

---------------------------------------------
                                                  Signature(s):

                                                  ----------------------------------------------
Account No.:
---------------------------------------------     ----------------------------------------------

                                                  Date:
                                                       -----------------------------------------


               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, an Eligible Institution (as defined in the Offer to Purchase) hereby guarantees to deliver to the Depositary at one of its addresses set forth above the certificates for all tendered shares in proper form for transfer (or Book Entry Confirmation (as defined in the Offer to Purchase)), together with a properly completed and duly executed Letter of Transmittal (or manually signed copy thereof) and any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) with a book-entry transfer, and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange trading days after the Expiration Date.

The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for shares to the Depositary within the time shown herein. Failure to do so could result in a financial loss to such Eligible Institution.


--------------------------------------- ---------------------------------------
Name of Firm                            Authorized Signature

--------------------------------------- ---------------------------------------
Address                                 Name

--------------------------------------- ---------------------------------------
City, State Zip Code                    Title

---------------------------------------
Area Code and Telephone Number

                            Dated:              , 2001
                                  --------------

            NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM. YOUR CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.